UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

SURGICAL CARE AFFILIATES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 001-36154

Delaware	20-8740447
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

520 Lake Cook Road, Suite 250 Deerfield, IL	60015
(Address of principal executive offices)	(Zip Code)

(847) 236-0921

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

As previously announced, Surgical Care Affiliates, Inc. (“SCA”) will participate in the 32nd Annual J.P. Morgan Healthcare Conference on Tuesday, January 14, 2014, in San Francisco, California. SCA President and Chief Executive Officer, Andrew Hayek, is scheduled to make a presentation beginning at 1:00 p.m. EST. A webcast of the presentation will be available for a limited time on the Investor Relations page of SCA’s web site, www.scasurgery.com.

A copy of the presentation materials is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used during the presentation. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such presentation materials are also available on the Investor Relations page of SCA’s web site, www.scasurgery.com.

The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The exhibit listed in the exhibit index is being furnished pursuant to Regulation FD as part of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit Number	Description of Exhibit
99.1	Presentation Materials — January 14, 2014 Presentation at J.P. Morgan Healthcare Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SURGICAL CARE AFFILIATES, INC.

Date: January 13, 2014	By:	/s/ Peter Clemens
Name: Peter Clemens Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation Materials — January 14, 2014 Presentation at J.P. Morgan Healthcare Conference